Other Payables	12 Months Ended
Dec. 31, 2017
Disclosure Of Other Payables [Abstract]
Other Payables
23.	OTHER PAYABLES

The Corporation’s other payables at December 31, 2017 primarily comprise customer rewards and value-added tax (“VAT”) as described below. The customer rewards relate to the Stars Rewards cross vertical loyalty program Stars Rewards include randomized rewards, such as “Stars Coins”, which can be used to make a wide variety of purchases and entry into tournaments, in lieu of cash. The VAT payable primarily relates to a provision for VAT for prior periods which has arisen following recent engagement with the Swiss tax authority on the application of the law.

	As at December 31,
	2017	2016
	$000’s	$000’s
Austria gaming duty	—	7,245
VAT payable	12,990	—
Customer rewards	29,508	40,396
Brokerage account payable	—	7,397
Bonuses payable to employees	195	1,550
Other payables	21	—
Total current portion of other payable	42,714	56,588